Emmaus Holdings, Inc. 8-K/A

Exhibit 10.5

In Reply Refer To:  001AL-A2-2

December 10, 2010

Emmaus Medical, Inc.
Attn:  Ms. Tran
20725 S. Western Ave. Suite 136
Torrance, CA 90501

RE:  Department of Veterans Affairs Federal Supply Schedule Contract Award

Dear Ms. Tran:

Enclosed is your firm’s copy of Federal Supply Schedule Contract V797P-5208B,1 effective December 15, 2010-December 14, 2015, for items awarded under 65IB Drugs, Pharmaceuticals, Hematology Products Federal Supply Schedule Solicitation M5Q50A-03-R2.  This letter outlines the initial requirements of your newly awarded contract and also provides information on several clauses that you should be aware of for future contract actions.  You must register with VETS100 within the first year of contract award.  Failure to register with VETS100 by December 31, 2011 will result in contract cancellation.

The information in this letter and the documents referenced in the attached Contract Requirements and Reminders section are available via the Federal Supply Schedule home page:

http://www1.va.gov/oamm/oa/nac/fsss/index.cfm

Please note that the Federal Supply Schedule Service utilizes a task oriented approach; therefore, all post-award actions will be handled by the Contract Branch — Administration Section.

Thank you in advance for your attention to these matters.  If you have any questions, please contact the FSS Help Desk at (708) 786-7737 or helpdesk.ammhinfss@va.gov.

/s/ Diana Denise Guss

Diana Denise Guss
Contract Specialist

Federal Supplies Schedule
Intake, Analysis and Support Branch

http://www.fss.va.gov

ENCLOSURES

1.           Contract Requirements & Reminders
2.           Summary of Award

 1 The use of this Government contract to solicit Government business for non-contract products is fraudulent and subject to prosecution.

SALES REPORTING & INDUSTRIAL FUNDING FEE COLLECTION

DUE:  WITHIN 60 CALENDAR DAYS OF THE END OF THE REPORTING QUARTER

IMPORTANT NOTICES:
1.	A report is required even when no sales occur during the reporting period.
2.	Vendor’s sales report must include all prime vendor, direct-to-patient distribution, and department of defense distribution and pricing agreement (DAPA) program sales, as applicable.
3.	Sales for orders that extend beyond the contract period shall be reported within 30 days of final payment.
4.
Your firm will receive a pre-populated spreadsheet that includes all of your pertinent contract information and that identifies every SIN currently awarded under your FSS contract.  When you receive this spreadsheet you will need to load your sales information (dollar values only) and return it is the VA FSS Help Desk at helpdesk.ammhinfss@va.gov by replying to the automatically generated email sent from the FSS Help Desk so the subject line reads:  FW:  Reminder:  Quarterly Sales Report for Schedule:  ____ and Contract:  V797P-______ between date-date (e.g. FW:  Reminder:  Quarterly Sales Report for Schedule 65IIA and Contract V797P-4000b between 10/1/2009 - 12/31/2009).

This email address is a central portal for the FSS Service; therefore, sales reports that do not include this reference may be misdirected and not logged on time.

We anticipate enhancements to this process going in to effect 3rd quarter FY2010.  Information on these enhancements will be made available prior to implementation.

Clause 552.238-74 INDUSTRIAL FUNDING FEE AND SALES REPORTING requires all FSS contractors to:

-	SUBMIT CONTRACTOR’S REPORT OF SALES: the total sales (rounded to the nearest whole dollar) made under each awarded Special Item Number (SIN) for that quarter

The Government reserves the right to inspect, without further notice, such records that pertain to sales under this contract.  Failure or refusal to furnish the required reports or falsification thereof will constitute cause for terminating the contract for default in accordance with the provisions of your contract.

Your firm will receive a pre-populated spreadsheet that includes all of your pertinent contract information and identifies every SIN currently awarded under your FSS contract.  When you receive this spreadsheet you will need to load your sales information (dollar values only) and return it to the VA FSS Help Desk at helpdesk.ammhinfss@va.gov.

-
REMIT INDUSTRIAL FUNDING FEE (IFF):  a percentage2 of the total reported sales is due at the end of each contract quarter to the Department of Veterans Affairs (DVA) — this is to be submitted at the same time as the CONTRACTOR’S REPORT OF SALES.

Where multiple SIN(s) and/or contracts are involved, the IFF may be consolidated into one ACH payment.

If the full amount of the IFF is not paid within 60 calendar days after the end of the applicable reporting period, it shall constitute a contract debt to the United States Government under the terms of FAR 32.6.  The Government may exercise all rights under the Debt Collection Act of 1982, including withholding or setting off payments and interest onto the debt (see FAR 52.232-17, Interest).

Failure to submit sales reports, falsifications of sales reports and/or failure to pay the IFF in a timely manner may result in termination or cancellation of this contract.  Willful failure or refusal to furnish the required reports, falsification of sales reports, or failure to pay the IFF in a timely manner constitutes sufficient cause to terminate this contract under FAR 52.212-4, paragraph (m) “Termination for Cause.”

 2 The percentage to be paid can be found in 552.238-74 INDUSTRIAL FUNDING FEE AND SALES REPORTING VA FSS Contract Requirements & Reminders

IFF Payments shall be made via ACH Electronic Transfer of Funds using the following information:

RECEIVER INFORMATION

COMPANY NAME	Department of Veterans Affairs
STREET ADDRESS OR P.O. BOX	P.O. Box 7005
CITY, STATE, ZIP CODE	Hines, IL 60141
COMPANY CONTACT	Annette Crayton
CONTACT PHONE	708-786-7523
FEDERAL TAXPAYER ID NUMBER	74 1612229

RECEIVER BANK/ACCOUNT INFORMATION

RECEIVING BANK NAME	Department of Treasury
RECEIVING BANK CONTACT	Cash Link ACH Receiver
CONTACT PHONE	301-887-6600
RECEIVING BANK CITY, STATE	Richmond, VA
RECEIVING BANK ROUTING/TRANSIT NUMBER	051036706
RECEIVING BANK CAPABILITY	CCD+
RECEIVER’S ACCOUNT NUMBER	220020
INDICATE VERSION OF 820 ACH FORMAT USED BY RECEIVING BANK	Standard

The Industrial Funding Fee shall be calculated using the following formula:

TOTAL FSS SALES x IFF
EXAMPLE:

TOTAL SALES = $100,000 IFF = 0.005 (1/2%)
(100,000 x 0.005) = $500.00

FSS PRICE LIST REQUIREMENTS

IMPORTANT NOTICES:
1.	All pricelists must be submitted within the time frames identified in this letter.
2.	When requesting a modification to your awarded FSS contract, all pricelists must be updated within 30 days upon receipt of a fully executed contract modification.
3.	The accuracy of information and computation of prices is the responsibility of the Contractor.

FSS CONTRACT PRICE LIST3

DUE:  WITHIN 30 DAYS AFTER DATE OF CONTRACT AWARD

Contractors are required to prepare and submit a paper pricelist for review.

Prior to formally printing and distributing your FSS Paper Pricelist you are required to submit a “proof” copy of your proposed FSS Contract Pricelist to your assigned contracting officer (CO) for their review.  This “proof shall include a cover page and address each point outlined in the clause.  Upon approval, one “proof copy will be returned to you with further instructions for formal printing and distribution.  Failure to follow these instructions may cause you to reprint your FSS price list.

If you choose to use your commercial catalog as your VA FSS contract price list all non-accepted/awarded items must be lined out or deleted and presented in an acceptable manner determined by the contracting officer (CO).

NAC-CM PRICE LIST & CONTRACT CATALOG SEARCH TOOL (CCST)

DUE:  WITHIN 30 DAYS AFTER DATE OF CONTRACT AWARD

The contractor is also responsible for maintaining the National Acquisition Center Contract Management (NAC-CM) database.4

The information in this database populates the National Acquisition Center Contract Catalog Search Tool, which allows facilities to browse medical/surgical and pharmaceutical products and services available under Federal Supply Schedule contracts.

The search tool allows the user to locate items using a variety of search criteria, including item description, special item number (SIN) and contract number.  Detailed information is available regarding both the item and the vendor, including contract number; contractor name; contract terms; ordering information; vendor point-of-contacts; NAC contracting officer information; and the program/schedule under which it is awarded.

The CCST is available online at:  http://www.va.gov/nac/.

GSA ADVANTAGE PRICE LIST5

DUE:  WITHIN 6 MONTHS AFTER DATE OF CONTRACT AWARD

NOTE: This clause does not apply to vendors awarded a contract for 65IB (Drugs, Pharmaceuticals, & Hematology Related Products) SINs that require a prescription

Participation in GSA Advantage is mandatory for all VA FSS contractors (unless otherwise noted).

 3 I-FSS-600 Contract Price Lists (JUL 2004)(VARIATION) for 65IIA Medical Equipment & Supplies contracts only AS1521 Contract Price Lists (JUN 2005) for 65IB Drugs, Pharmaceuticals, & Hematology Related Products contracts only I-FSS-600 Contract Price Lists (JUL 2004) used for all other Commodities contracts

 4 Blank spreadsheet and instructions for completion are enclosed.

 5 I-FSS-597 GSA Advantage!TM (SEP 2000)

GSA Advantage is a menu-driven database system that provides contracting officers and purchasing agents with on-line access to all VA Federal Supply Schedule contracts, including the option to purchase online with a P-Card.

There is no cost associated with submitting your electronic catalog (ECAT) through GSA’s Schedule Input Program (SIP).  Likewise, there is no additional charge for processing orders placed through GSA Advantage.

The most recent release of the SIP can be downloaded from http://vsc.gsa.gov/sipuser/sip_download.cfm; however, if you prefer, you may work with a third-party service to publish your contract information on GSA Advantage (NOTE:  these companies charge a fee for their services).

GSA ADVANTAGE! PO PORTAL

The “PO Portal” gives VA FSS Schedule contractors quick and easy access to purchase orders placed by federal agencies using GSA Advantage or eBuy.  Using this website you may view, print, or download your purchase orders.  In addition, you may easily send status for each order and status information you send is provided directly to the ordering customer(s) keeping them better informed and eliminating the need to contact you for order status.

Please note:  Registration for the PO Portal can only be accessed via a GSA generated email notice.  This email will contain a link to the registration page.  A notice to register will only be sent to the contractor once an order is received by GSA.

MODIFICATIONS

IMPORTANT NOTICES:
1.
All contract modifications must be emailed to helpdesk.ammhinfss@va.gov with the subject line “RFM — Contract Number — FSS Schedule” (e.g. RFM-V797P-5555x-65IB).  As this email address is a central portal for the FSS Service, modification requests that do not include this reference may be misdirected.  Once the Help Desk receives your request it will be logged by the Intake, Analysis, and Support Branch and then forwarded to the Contract Administration Section for action.  All modifications should be processed within 60 business days unless otherwise noted.

2.	The effective date of all awarded modifications will occur on the 1st or 15th of the month.

You may request a modification to your awarded contract at any time throughout the term of the contract for:  product addition, product deletions, price increases, price decreases, administrative changes (including changes to awarded terms and conditions).  Each request must conform to the requirements identified in the solicitation and all information must be current, accurate, and complete so the assigned contracting officer may make a fair and reasonable determination.

The most recent version of the modification form can be found online at:

http://www.va.gov/oamm/oa/nac/fsss/modforms.cfm

ANNUAL REGISTRATION REQUIREMENTS

VETS-100

You are required to file a VETS-100 report with the Department of Labor (DOL) by September 30th annually.  The contractor is required to contact the Department of Labor by phone at (703) 461-2460 or website http://www.vets100.com to obtain the necessary information to complete the VETS-100 report (this website is best viewed using Internet Explorer 6.0 or above).

CENTRAL CONTRACTOR REGISTRATION

Contractors must renew their Central Contractor Registration (CCR) once a year or the CCR database will cancel the registration.  You may renew and update your CCR registration at:  http://www.ccr.gov.

AFFIRMATIVE ACTION PLAN REQUIREMENTS6

DUE:  WITHIN 120 DAYS AFTER DATE OF, CONTRACT AWARD (IF REQUIRED)

If the estimated value of your contract exceeds $50,000 and your firm has 50 or more employees, your firm is required to develop and maintain a written Affirmative Action Plan (AAP) for each of its establishments.  You may seek technical assistance from the Office of Federal Contract Compliance Programs (OFCCP) at http://www.dol.gov/ofccp/index.htm; this website provides useful contact information as well as a sample AAP for your reference.

You are to keep a copy of your AAP on file and implement accordingly and provide a copy to OFCCP if requested for the purposed of compliance review.  If OFCCP requests a compliance review, you are to provide this office with confirmation of your compliance via

The AAP is to be kept on file and implemented by the contractor — you are not required to submit it to the OFCCP unless they request it for the purpose of a compliance review; however, it is requested that you provide this office with confirmation of your compliance via fax or email.

EEO/FAIR LABOR STANDARDS ACT POSTERS

Finally, the Department of Labor requires federal contractors to post posters describing the Equal Employment Opportunity Act and the Fair Labor Standards Act in a prominent location for the duration of your contract.

These are available online at:

http://www.dol.gov/compliance/topics/posters.htm

 6 Affirmative Action (AA) Compliance (41 CFR 60-1 & 60-2)(52.212-3(d))

USEFUL WEB LINKS

VA Federal Supply Schedule Service	http://www.fss.va.gov
FSS Help Desk	http://www/va.gov/oamm/oa/nac/fsss/about.cfm
FSS Sales Reporting & Industrial Funding Fee	http://www/.va.gov/oamm/oa/nac/fsss/iff.cfm
FSS Price List Requirements
Contract Catalog Search Tool	http://www.va.gov/nac
GSA Advantage! Vendor Start-Up Kit	https://vsc.gsa.gov/sipuser/startup kit.cfm
GSA Vendor Support Center	http://www.vsc.gsa.gov
GSA Schedule Input Program (SIP)	http://vsc.gsa.gov/sipuser/sip download.cfm
GSA SIP Training (Products & Services)	https://vsc.gsa.gov/training/online_training req.cfm
GSA Advantage! PO Portal	https://www.poportal.gsa.gov
Modification Forms	http://www.va.gov/oamm/oa/nac/fsss/modforms.cfm
Annual Registration Requirements
VETS-/00	http://www.vets/00.com
CCR	http://www.ccr.gov
Affirmative Action Plan	http://www.dol.gov/ofccp/index.htm
EEO/Fair Labor Standards Act Posters	http://www.dol.gov/compliance/topics/posters.htm

INFORMATION FORMAT SHEET

DEPARTMENT OF VETERANS AFFAIRS
AUTHORIZED FEDERAL SUPPLY SCHEDULE PRICELIST

DRUGS AND PHARMACEUTICAL PRODUCTS, FSC GROUP 65, PART 1, SECTION B

CONTRACT NO:  V797P-5208B

CONTRACT PERIOD:  December 15, 2010 THROUGH December 14, 2015 CONTRACTOR’S NAME, ADDRESS AND TELEPHONE NUMBER:

SIZE OF BUSINESS:  Small

INFORMATION FOR ORDERING OFFICES -

ITEM NO:  42-2A

MAXIMUM ORDER LIMITATION:	SIN 42-I through 42-5 $250,000 PER ITEM/ $1,000,000 PER ORDER SIN 622 $25,000 per item/per order

MINIMUM ORDER:  One Case

POINT OF PRODUCTION:  (CITY, COUNTY, STATE OR FOREIGN COUNTRY TO BE SHOWN BY CONTRACTOR)

BASIC DISCOUNT:

QUANTITY DISCOUNT:

PROMPT PAYMENT TERMS:  2%-90 Net 91

DELIVERY:  2-3 Days ARO

EXPEDITED DELIVERY:  1-2 Days ARO.  Government will pay the difference between normal and expedited delivery for regular overnight delivery charges.

URGENT REQUIREMENTS:  The Contractor will note in its pricelist the “Urgent Requirements” clause of its contract and advise agencies that they can also contact the Contractor’s representative to effect a faster delivery.

FOB:  DESTINATION

GEOGRAPHIC COVERAGE:  FOB Destination 50 States, Washington, DC and Point of Exportation for Puerto Rico RETURN GOODS POLICY:  Commercial Return Goods Policy

WARRANTY:  Government Warranty

HAZARDOUS MATERIAL:  «Hazardous_Materials»

FOREIGN ITEMS:	TO BE COMPLETED BY CONTRACTOR
ORDERING ADDRESS:	TO BE COMPLETED BY CONTRACTOR
PAYMENT ADDRESS:	TO BE COMPLETED BY CONTRACTOR
DISTRIBUTION POINTS:	TO BE COMPLETED BY CONTRACTOR
PARTICIPATING DEALERS:	TO BE COMPLETED BY CONTRACTOR
CREDIT CARD ACCEPTANCE	No
INDUSTRIAL FUNDING FEE:
PRIME VENDOR PARTICIPATION:	Yes

Summary Award Document
Addenda to SF-1449

Award Includes:	FAR 52.212-4 — Contract Terms and Conditions — Commercial Items and Addenda

FAR 52.212-5 — Contract Terms and Conditions Required to Implement Statutes or Executive Orders — Commercial Items

a.	Incorporated in Full Text

(1)	Revisions dated: 5/11/09(e-mails), 5/12/09, 8/3/09 report of contact, 9/14/09 report of contact, 9/18/09 (e-mail), 12/3/10

(2)	Final Proposal Revision Dated: December 6, 2010

(3)	Subcontracting Plan Dated: _______________ Effective _______ thru _______

b.	Awarded discounts are based on pricelist(s) dated: December 3, 2010

c.	Pricing Terms and Conditions as agreed to are listed below:

*	Contract Period: December 15, 2010 thru December 14, 2015

*	SINS: 42-2A

*	Basic Discount(s): 39.20%

*	Tracking Ratio(s): Tracking ratio is 1:1 until such time as the net tracking customer price equals to or falls below the calculated FCP.

*	Quantity Discount: None

*	Payment Terms: 2%-90 Net 91 for direct orders only

*	Minimum Order: 8 units for direct orders only

*	Maximum Order: $250,000 per item/$1,000,000 per order $250,000 per item/$1,000,000 per order

*	FOB Destination: Destination to 50 states to include DC. Point of exportation for P.R.

*	Delivery Time: 2-3 Days ARO

*
Expedited Delivery Time:  1-2 Days ARO.  Emmaus Medical, Inc.  will waive expedited delivery charges associated for national declared emergencies.  Government will pay the difference between normal and expedited delivery, for other than national declared emergencies.

*	Return Goods Policy: Commercial Policy (see attached)

*	Warranty: Emmaus Medical, Inc. has agreed to accept the Government’s warranty terms as covered by clause 52.212-4 sections (o) and (p).

*
Government Credit Card Accepted:  Emmaus Medical, Inc.  non participation in the Government Credit Card Program is accepted by the Government.  Pursuant to Public law 102-585, Veteran Healthcare Act of 1992, the requirement of contract clause 552.232-77 “Payment by Government-wide Commercial Purchase Card is hereby waived for the above referenced FSS contract.  The contractor is not required to accept the Government-wide purchase card as a form of payment from eligible facilities ordering products under this contract.  If the contractor removes all products classified in accordance with the Act as covered drugs, clause 552.232-77 will be reinstated and the acceptance of the Government- wide purchase card will be required.

d.
Price Reduction Clause - 552.238-76, Modification Clause — 552.243-72, for the purpose of the Price Reduction provisions and Price Increase provisions of this contract, the Government and contractor agree that this contract shall be predicated on “Wholesalers”.  The established ratio for the price reduction clause and any proposed price increase will be Tracking ratio is 1:1 until such time as the net tracking customer price equals to or falls below the calculated FCP. and will start immediately with the effective date of the contract award.

If the identified tracking customer’s contract/agreement has been canceled, terminated, has expired, or the tracking customer has merged with another group, the Contracting Officer shall be notified within 10 days after the event occurs, and if possible, before the event occurs.  At such time the Contractor will negotiate in good faith with the Contracting Officer to establish a successor tracking customer.

e.	Economic Price Adjustment Clause - 552.216-70 - Alternate I (Sept 1999) (Local Deviation) on pages 42 and 43 of the solicitation applies to all items awarded under this contract.

f.	Annual Rebate - An Annual Rebate was not awarded under this contract.

*	Annual Rebate: None

(1)
The applicable rebate percentage shall be applied at the end of each year of the contract and at the end of each option period to the Government-wide rebate sales realized under this contract which are in excess of the applicable base figure.  The first 12 month period shall begin with the effective date shown in block 3 of SF-1449.

(2)
Within 30 calendar days after the end of each year of the contract period and option period(s), the Contractor shall furnish a statement to the Contracting Officer certifying the rebate dollar value of sales made under the contract.

(3)	Payment of rebate shall not be made until after receipt of a written notification from the Contracting Officer stating the amount due. Within 30 calendar days after the date of such notification, the amount due shall be paid by check made payable to the “Department of Veterans Affairs.”  The check shall include the statement “Annual Rebate Sales under Contract Number V797P-5016B,” and the claim number.  The claim number will be provided with the written notification from the Contracting Officer.  The remittance shall be mailed to:

Department of Veterans Affairs
Service and Distribution Center
Attn:  Fiscal (901A)
P.O. Box 27
Hines, IL 60141

(4)
Any amount not paid within 30 calendar days from the date of written notification from the Contracting Officer described in (3) above, shall bear interest in accordance with clause 52.232-17, Interest.  Any controversies concerning the amount due to the Government shall be subject to the Disputes clause.

g.	Your Tax I.D. number may be included on the published pricelist to facilitate payment by ordering activities.

Please be advised, the sole purpose of funds provided by the accounting data in Block 25 of the SF1449 is to fund the guaranteed minimum of $2,500 as stated in contract clause I-FSS-106.  However, the funds obligated at time of award do not constitute an order for supplies or service under this contract.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER

PAGE 1 OF

2. CONTRACT NO.	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
V797P-5208B	12/15/2010 - 12/14/2015		M5-Q50A-03-R2	04/01/2008

7. FOR SOLICITATION INFORMATION CALL:	a. NAME	b. TELEPHONE NUMBER (No collect calls)	8. OFFER DUE DATE/ LOCAL TIME
	W. R. (Bob) Satterfield, III	708-786-4955	Open & Continuous

9. ISSUED BY CODE

VA National Acquisition Center
Federal Supply Schedule Service 049A2
P.O. box 76, Bldg 37
Hines, IL 60141

10. THIS ACQUISITION IS [X] UNRESTRICTED OR [ ] SET ASIDE: % FOR:
[ ] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
[ ] WOMEN-OWNED SMALL BUSINESS (WOSB)
[ ] ECONOMICALLY DISADVANTAGED WOMEN-OWNED SMALL BUSINESS (EDWOSB)
[ ] 8 (A)
NAICS:
SIZE STANDARD:

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED [ ] SEE SCHEDULE

12. DISCOUNT TERMS
2% 90 net 91

[ ] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION [ ] RFQ [ ] IFB [X] RFP

15. DELIVER TO CODE
To Be Shown on individual delivery order

16. ADMINISTERED BY CODE
VA National Acquisition Center
Federal Supply Schedule Service (049A2-2)
1st Avenue, 1 Block North of 22nd Street, Bldg 37
Hines, IL 60141

17a. CONTRACTOR/ OFFEROR CODE FACILITY CODE
Emmaus Medical, Inc.
20725 S. Western Ave., Suite 136
Torrance, CA 90501

TELEPHONE NO.

[X] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY CODE
To be Shown on individual delivery order

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	FSC GROUP 65, PART 1, SECTION B DRUGS, PHARMACEUTICALS & HEMATOLOGY RELATED PRODUCTS SEE CONTINUATION OF SF-1449 FOR SCHEDULE ITEMS				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA
7974537B29161441V36330002580

26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*
$125,000

[X] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED

[X] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ____ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

[X] 29. AWARD OF CONTRACT: REF. FPR OFFER DATED 12/06/2010. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR
/s/ Willis Lee

31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)*
/s/ Diana Denise Guss

30b. NAME AND TITLE OF SIGNER *(Type or print)*	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER *(Type or print)*	31c. DATE SIGNED
Willis Lee, CFO	12/3/10	Diana Denise Guss	12/18/2010

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 3/2011)
Prescribed by GSA - FAR (48 CFR) 53.212

-14-

SIN#	NDC 1	NDC 2	NDC 3	Generic Name/Description of Product	Trade Name	Dispensing Unit	Package Size	Unit of Sale	Quantity in Unit of Packaging	Awarded Tracking Ratio	FSS/BIG4 Price ($)	Awarded “A”	Awarded T/C
42-2A	42457	00001	84	L-glutamine powder for oral solution	NutreStore	5 g pouch	1 carton	1 carton	84 pouches	1.00	$205.31	$205.31	Wholesale Distributors

EMMAUS MEDICAL, INC.

Returned Goods Policy

The Returned Goods Policy supersedes any other Returned Goods Policy, including but not limited to, wholesalers, distributors, retailers, pharmacies, and hospitals.

Direct Accounts require prior written authorization to return Emmaus Medical, Inc. (EM) products.  Products will be accepted without a Return Authorization (RA); however, no credit will be issued.  RAs expire sixty (60) days from date issued.  Please fax your request to 615-287-2356 or email at GMB-SPS-ReturnRequests@cordlogistics.com.

Returnable Items:

The following products purchased in the US are returnable by Direct Accounts for returned goods credit (as applicable) with prior approval:

A.	Short-dated product, in the manufacturer’s original package/container and bearing the original label, 6 months prior to the expiration date printed on the package/container.
B.	Outdated product, in the manufacturer’s original package/container and bearing the manufacturer’s original label, up to 12 months beyond the expiration date printed on the package/container.
C.	Directly shipped product that is damaged in transit, subject to the FOB terms, or material shipped in error by EM.
D.	Discontinued, withdrawn, or recalled product.

All returnable items are to be shipped to the address listed below, inspected and quarantined until a product disposition decision from EM is received, in writing.

Non-returnable Items:

All products other than those listed above shall be deemed non-returnable.  Non-returnable products include, without limitation:

A.	In-date product (product with more than 6 months expiration dating remaining on manufacturer’s original package/container)
B.	Packages/containers with manufacturer’s original label removed
C.	Product with prescription or other labels/stickers attached to or torn from manufacturer’s original package/container
D.	Repackaged product
E.	Product that has been in a fire, clearance, bankruptcy, or similar sale
F.	Product sold on “non-returnable “ terms
G.	Products dated more than 12 months beyond the expiration date noted on the package/container
H.	Product purchased or otherwise obtained in violation of any federal, state, or local law or regulation

I.
Product destroyed or damaged from causes such as fire, water, tornado, natural disaster or other catastrophe and product that has otherwise deteriorated due to conditions occurring after shipment and beyond the control of EM, such as improper storage or handling, heat, cold, smoke, and so forth

J.	No partials will be accepted for credit
K.	Credit or reimbursement will not be issued for product destroyed by Direct Accounts or third parties

Procedure for Returning Items:

A.	Obtain authorization for return
B.	All returnable products must be returned to EM at the following address:

Emmaus Medical, Inc.
15 Ingram Blvd., Dock 43
LaVergne, TN 37086

C.	Returns of EM products from direct customers must include a packing list that contains the following information:

I.	Wholesaler name and address
II.	Phone number
III.	DEA number
IV.	List of products, including quantity being returned, lot number, expiration date of each
V.	Wholesaler Reference number
VI.	Reason for return
VII.	Name and address of facility returning product

D.
All returns shall be made in compliance with all applicable federal and state laws and regulations.  All charges associated with processing and destruction of returned goods by an EM-approved returned goods service contractor shall be paid by EM.  All other charges (i.e., transportation, processing fees) charged by any third party shall be the responsibility of the Direct Account and shall not be reimbursed by EM.  EM products returned outside of these policy guidelines will not be returned to the Direct Account and no credit will be issued.

E.	For retail returns sent to 3rd party processors, credit will be issued to the associated wholesaler at the time of purchase.

Term of Return Policy

•	Reimbursement will be issued based on the current wholesale acquisition cost (WAC) less 5%.
•
Reimbursement will be made in the form of a credit memo applied to customer’s current account balance or future purchases.  Credits will be issued to direct accounts only.  Indirect customers such as retail and hospital pharmacies will receive credit through their servicing wholesaler.

•	No credit will be issued for partials.
•	EM will not issue credit or accept charges/ deductions for administrative, handling, or freight charges associated with the return of product to EM.
•	Credit or reimbursement will not be issued for product destroyed by Direct Accounts or third parties.
•	Credit will not be extended when the intent of the Direct Account is to temporarily reduce inventory.
•	Credit memos expire one hundred eighty (180) days from date issued

Returns are subject to final count and acceptance by EM.  EM reserves the right to accept or reject the product for credit.

Exceptions

Any exceptions to this policy or changes to this policy must be authorized in writing.

EMMAUS MEDICAL, INC.

December 3, 2010

Cardinal Health New Vendor Request Form

Current Price List and Cash Terms

Current Price List

Emmaus Medical, Inc.

Product:  NutreStoreTM [L-glutamine powder for oral solution]

NDC #:  42457-001-84

Retail Pricing:

NutreStore is offered in an 84 pouch, two-week supply, commercial carton.  One commercial carton constitutes one SKU.  The following prices are per commercial carton.

WAC:  $268.80 USD

AWP:  $336.00 USD

Please note that the minimum order is 8 commercial cartons (1 shipper).

Cash Terms

Cash terms for Emmaus Medical and NutreStoreTM will be:

2%30 NET 31

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1 OF PAGES 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0014	12/14/2010		

6. ISSUED BY CODE	7. ADMINISTERED BY (If other than Item 6) CODE
Dept. of Veterans Affairs National Acquisition Center (049A1F1) FSS Division P.O. Box 76, 1st Avenue North of Cermak Road, Bldg 37 Hines, IL 60141	Dept. of Veterans Affairs National Acquisition Center (049A1F1) FSS Division P.O. Box 76, 1st Avenue North of Cermak Raod, Bldg 37 Hines, IL 60141

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	
Emmaus Medical, Inc. 20725 S. Western Avenue Suite 136 Torrance, CA 90501	☐	9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	☐	10A. MODIFICATION OF CONTRACT/ORDER NO. No. V797P-5016E
CODE / FACILITY CODE		10B. DATED (SEE ITEM 13) Interim Agreement

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) 552.238-73 Cancellation Clause & AS1508 Option to Extend

E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return __________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

42-2A Interim Agreement Cancellation
Pursuant to Cancellation Clause 552.238-73, the subject interim agreement is hereby cancelled in its entirety effective December 14, 2010. Interim agreement cancelled to implement a new contract award V797P-5208B effective 12/15/2010. By executing this modification, the contractor agrees to waive the 60 day notice provision for purposes of the modification contained in contract clause AS1508(a) Option to Extend.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		Diana Denise Guss Contract Officer	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		/s/ Diana Denise Guss (Signature of Contracting Officer)	12/08/2010

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243